UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  December 23, 2008
                                           -------------------

                            American River Bankshares
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             (Exact name of registrant as specified in its chapter)


         California                  0-31525                68-0352144
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(State or other jurisdiction       (Commission           (IRS Employer
     Of incorporation)             File Number)         Identification No.)


3100 Zinfandel Drive, Suite 450, Ranch Cordova, California          95670
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code       (916) 851-0123
                                                     ---------------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Index to Exhibits is on Page 4

Item 1.01.  Entry into a Material Definitive Agreement.

On December 23, 2008, the registrant executed a restatement of the Company's 401(k) Plan (the "Plan"). A restatement of the Plan was required to incorporate amendments or changes to the Plan and is required every six years. The registrants Board of Directors approved the Plan at its most recent Board meeting on December 17, 2008 and the registrant's management executed the Plan document on December 23, 2008. The Plan allows eligible employees to elect to defer a portion of their compensation on a tax-free basis, subject to certain limitations. A portion of the funds deferred by the employees may be eligible for matching funds by the Company. The foregoing description is qualified by reference to the American River Bankshares 401(k) Plan Summary Plan Description attached as Exhibit 99.1

Item 1.01.  Entry into a Material Definitive Agreement.

On December 23, 2008, the registrant simultaneously executed a sublease (the "Sublease") with Chicago Title Company, a California Corporation and a lease ("New Lease") with 90 E Street, LLC. The Sublease and the New Lease relate to office space to be occupied by one of the registrant's banking divisions, North Coast Bank, a division of American River Bank. The premises related to both the Sublease and the New Lease is located at 90 E Street, Santa Rosa, California. The Sublease term begins on February 1, 2009 and ends on November 11, 2011 and the term of the New Lease begins on November 12, 2011 and ends on January 31, 2019. The combined term of the Sublease and the New Lease is one hundred and twenty (120) months. The 90 E Street location represents a relocation of the existing premises located at 50 Santa Rosa Avenue, Santa Rosa, California ("Former Location"). The lease on the Former Location is scheduled to expire on January 31, 2009 and it will not be renewed. The foregoing description is qualified by reference to the Sublease attached as Exhibit 99.2 and the New Lease attached as Exhibit 99.3.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The Company's Executive Officers are eligible to participate in the Company's 401(k) Plan as described above and may also receive matching funds per the Plan. The foregoing description is qualified by reference to the American River Bankshares 401(k) Plan Summary Plan Description attached as Exhibit 99.1


Item 9.01.  Financial Statements and Exhibits.

            (c)   Exhibits


                  99.1 American River Bankshares 401(k) Plan Summary Plan Description Office.

                  99.2 Office Sublease between Chicago Title Company, a California Corporation and North Coast Bank, a division of American River Bank.

                  99.3 Office Lease between 90 E Street, LLC and North Coast Bank, a division of American River Bank.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES

                                    /s/ Mitchell A. Derenzo
                                    --------------------------------------------
December 23, 2008                   Mitchell A. Derenzo, Chief Financial Officer


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

                                INDEX TO EXHIBITS


Exhibit No.                        Description


99.1              American River Bankshares 401(k) Plan Summary
                  Plan Description.

99.2 Office Sublease between Chicago Title Company and North Coast Bank, a division of American
                  River Bank.

99.3              Office Lease between 90 E Street, LLC and North
                  Coast Bank, a division of American River Bank.



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